Common Stock and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2013
Common Stock and Additional Paid-in Capital [Abstract]
Common Stock and Additional Paid-in Capital

10. Common Stock and Additional Paid-in Capital:

General

On December 6, 2011, the Company announced that its board of directors had approved a repurchase program for up to a total of $500,000 of the Company's common shares and 9.5% senior unsecured notes due 2016 (Note 8). The Company's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of June 30, 2013, the Company had not purchased any common shares or unsecured notes under the program described above.

Restricted stock awards

On February 14, 2012, the Company's Compensation Committee approved the grant of 112,950 shares of non-vested common stock to officers and key employees of Ocean Rig, as a bonus for their services rendered during 2011. The shares vest over a period of three years. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $16.50 per share.

On March 21, 2012, the Company's Board of Directors approved the 2012 Equity Incentive Plan (the "Plan") and reserved a total of 2,000,000 common shares. Under the Plan, officers, key employees, and directors are eligible to receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock units and unrestricted stock.

On May 15, 2012, Ocean Rig's Compensation Committee approved the grant of: a) 4,500 shares of non-vested common stock to an officer as an additional bonus for his services rendered during 2011 and b) 28,200 shares to new recruited employees as a sign-up stock bonus. The shares vest over a period of three years. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the Ocean Rig shares on the grant date of $15.92 per share.

On December 5, 2012, 7,500 shares awarded to an officer of the Company. The fair value of the shares on the grant date was $15.75 and the shares vested in March 2013.

As of December 31, 2012, 2,500 shares have vested, while 77,150 shares were forfeited due to employees' resignations.

On May 16, 2013, the Company's Compensation Committee approved the grant of 192,400 shares of non-vested common stock to the Company's employees. The shares vest over a period of three years. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the Ocean Rig Shares on the grant date of $16.90 per share.

The movement during the six-month period ended June 30, 2013, is presented below:

	Number of non vested shares	Weighted average grant date fair value per non vested shares
Balance January 1, 2013	73,500	16.40
Granted	192,400	16.90
Vested	(12,500)	16.05
Balance June 30, 2013	253,400	16.80

As of December 31, 2012 and as of June 30, 2013, there was $633 and $3,256, respectively, of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted by the Company. That cost is expected to be recognized over a period of two years. For the six-month periods ended June 30, 2013, an amount of $591, representing stock based compensation expense was recorded in "General and administrative expenses", in the accompanying unaudited interim condensed consolidated statements of operations.